UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 29, 2008.
WENDY’S INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Ohio	001-08116	31-0785108
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 256
4288 West Dublin-Granville Road
Dublin, Ohio	43017
(Address of Principal Executive Offices)	(Zip Code)
(614) 764-3100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 29, 2008, in connection with the completion of the Merger (as defined below), Wendy’s International, Inc. (“Wendy’s”), as the surviving corporation of the merger with Green Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Triarc Companies, Inc. (“Triarc”), and The Huntington National Bank (“Huntington”) entered into the first supplemental indenture (the “1995 Supplemental Indenture”) to the indenture (the “1995 Indenture”), dated December 14, 1995, between Wendy’s and Huntington, which provided for the issuance of Wendy’s 7.00% Senior Notes due December 15, 2025. Also, on September 29, 2008, Wendy’s and The Bank of New York Mellon Trust Company, N.A. (the “Bank of New York,” and collectively with Huntington, the “Trustees”) entered into the first supplemental indenture (the “2001 Supplemental Indenture,” and collectively with the 1995 Supplemental Indenture, the “Supplemental Indentures”) to the indenture (the “2001 Indenture,” and collectively with the 1995 Indenture, the “Indentures”), dated November 13, 2001 between Wendy’s and the predecessor in interest to the Bank of New York, which provided for the issuance of Wendy’s 6.250% Senior Notes due November 15, 2011 and 6.20% Senior Notes due 2014. The Supplemental Indentures provide, among other things, for the assumption by the surviving corporation of the Merger of any and all of Wendy’s duties and obligations under the Indentures. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indentures, which are filed as Exhibits 4.1 and 4.2 hereto and incorporated herein by reference.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On September 29, 2008, the merger (the “Merger”) contemplated by the Agreement and Plan of Merger, dated April 23, 2008, as amended (the “Merger Agreement”), by and among Triarc, Merger Sub and Wendy’s was consummated in accordance with the Merger Agreement. Each outstanding common share of Wendy’s, without par value per share, other than shares held by shareholders who properly demanded and perfected their dissenters’ rights in accordance with Ohio law, was converted into and became exchangeable for 4.25 fully paid and non-assessable shares of Triarc Class A common stock, $0.10 par value per share (“Triarc Common Stock”), and cash in lieu of fractional shares, as applicable. Pursuant to the terms of the Merger Agreement, Triarc changed its corporate name to Wendy’s/Arby’s Group, Inc (“Wendy’s/Arby’s”). Wendy’s common shares will continue to trade on the New York Stock Exchange (the “NYSE”) through the close of business on September 29, 2008. Commencing on Tuesday, September 30, 2008, the combined company, Wendy’s/Arby’s, will trade on the NYSE under the symbol “WEN.” Wendy’s will continue as a wholly-owned subsidiary of Wendy’s/Arby’s. A copy of the press release announcing the completion of the Merger is furnished with this Current Report on Form 8-K as Exhibit 99.1, attached hereto.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     As a result of the Merger, Wendy’s no longer fulfills the numerical listing requirements of the NYSE. Accordingly, on September 29, 2008, the NYSE filed with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 thereby effecting the suspension and delisting of Wendy’s outstanding common shares (including associated preferred stock purchase rights) from the NYSE and the deregistration of Wendy’s outstanding common shares under Section 12(b) of the Exchange Act. Wendy’s plans to file with the SEC a Certification on Form 15 under the Exchange Act to suspend its reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.
Item 3.03 Material Modification to Rights of Security Holders.
     Pursuant to the Merger, on September 29, 2008, each outstanding share of Wendy’s, other than shares held by shareholders who properly demanded and perfected their dissenters’ rights in accordance with Ohio law, was cancelled and converted into the right to receive 4.25 fully paid and non-assessable shares of Triarc Common Stock.
     The information provided pursuant to Item 1.01 of this Current report on Form 8-K with respect to the supplemental indentures entered into by Wendy’s, as the surviving corporation of the merger with Merger Sub, is incorporated into this Item 3.03 by reference.
Item 5.01 Changes in Control of Registrant.
     Upon closing of the Merger, a change in control of Wendy’s occurred. Pursuant to the terms of the Merger Agreement, each outstanding common share of Wendy’s, other than shares held by shareholders who properly demanded and perfected their dissenters’ rights in accordance with Ohio law, was cancelled and converted into the right to receive 4.25 shares of Triarc Common Stock. With the close of the merger, Wendy’s became a wholly-owned subsidiary of Triarc. The above description of the Merger in Item 2.01 above is incorporated into this Item 5.01 by reference.
Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     In accordance with the Merger Agreement, upon consummation of the Merger on September 29, 2008, Stephen E. Hare and Nils H. Okeson, the directors of Merger Sub prior to the Merger, became the directors of Wendy’s, effectively removing all of the prior directors of Wendy’s. Directly after the consummation of the Merger, Roland C. Smith and J. David Karam were also elected to serve as directors of Wendy’s. The directors will hold office until their respective successors are duly elected and qualified, or until their earlier death, resignation or removal.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Effective upon filing the certificate of merger, on September 29, 2008, Wendy’s existing articles of incorporation and code of regulations were replaced by the articles of incorporation and code of regulations of Merger Sub, respectively. The amended articles of incorporation and amended and restated code of regulations of Wendy’s, which are Filed as Exhibits 3.1 and 3.2, respectively hereto, are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)      Exhibits

Exhibit No.	Description

3.1	Wendy’s International, Inc. Amended Articles of Incorporation.
3.2	Wendy’s International, Inc. Amended and Restated Code of Regulations.
4.1	Supplemental Indenture, dated September 29, 2008, by and among Wendy’s International, Inc. and The Huntington National Bank.
4.2	Supplemental Indenture, dated September 29, 2008, by and among Wendy’s International, Inc. and The Bank of New York Mellon Trust Company, N.A.
99.1	Joint press release issued by the Company and Triarc Companies, Inc. dated September 29, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WENDY’S INTERNATIONAL, INC.
By:	/s/ Dana Klein
Dana Klein
Senior Vice President, Associate General Counsel and Assistant Secretary

Date: September 29, 2008

EXHIBIT INDEX

Exhibit No.	Description

3.1	Wendy’s International, Inc. Amended Articles of Incorporation.
3.2	Wendy’s International, Inc. Amended and Restated Code of Regulations.
4.1	Supplemental Indenture, dated September 29, 2008, by and among Wendy’s International, Inc. and The Huntington National Bank.
4.2	Supplemental Indenture, dated September 29, 2008, by and among Wendy’s International, Inc. and The Bank of New York Mellon Trust Company, N.A.
99.1	Joint press release issued by the Company and Triarc Companies, Inc. dated September 29, 2008.